UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2018 (October 10, 2018)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 847-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.                                        Regulation FD Disclosure.

Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”) furnishes as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) a copy of the Notice of Proposed Settlement of Derivative Actions, dated as of October 10, 2018 (the “Notice”), relating to the pending shareholder derivative lawsuits described in Item 8.01 of this Report. Additional information concerning the terms of the proposed settlement and the related hearing can be found in the Notice.

The Notice contains inactive references to the “Investors & Media” page of Regeneron’s website and certain third-party websites. The contents of Regeneron’s website or any such third-party websites shall not be deemed to be incorporated by reference into this Item 7.01. In addition, Regeneron is not responsible for the content of any such third-party websites and does not assume any liability for any use of such information.

The information included or incorporated in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.                                        Other Events.

On October 10, 2018, the Supreme Court of the State of New York, County of New York (the “Court”), entered an Order Scheduling Hearing for Final Approval of Settlement and Providing for Notice in the previously disclosed shareholder derivative actions entitled Cement Masons Local 780 Pension Fund, et ano. v. Leonard S. Schleifer, et al., Index No. 654453/2015 (N.Y. Co.) (filed December 30, 2015) and Public Employees’ Retirement System of Mississippi v. Leonard S. Schleifer, et al., Index No. 656813/2017 (N.Y. Co.) (filed November 8, 2017). A final settlement hearing is currently scheduled for December 3, 2018 at 9:30 a.m., before the Honorable Justice Saliann Scarpulla, at the Court, 60 Centre Street, New York, New York 10007, to determine (i) whether the terms and conditions of the settlement provided for in the Stipulation of Compromise and Settlement, dated as of October 5, 2018 (the “Stipulation”), are fair, reasonable, and adequate and should be approved; (ii) whether final judgment should be entered, dismissing with prejudice the above-referenced actions; and (iii) whether plaintiffs’ counsel’s application for the agreed-upon amount of attorneys’ fees and expenses (the “Fees and Expenses”) should be approved by the Court. The Stipulation requires Regeneron to, among other things, impose specified limitations on certain director compensation for the five years starting in December 2018, implement certain corporate governance measures, and pay the Fees and Expenses. If approved by the Court in a final order, the Fees and Expenses will be collected from the Company or the applicable insurance carrier, and will not be sought from or paid by any other shareholder of the Company or the individual defendants in the above-referenced actions. The approval of the Fees and Expenses by the Court is not a condition to the settlement. The Notice and the Stipulation are available on the “Investors & Media” page of Company’s website (http://investor.regeneron.com) until December 3, 2018. The contents of the Company’s website shall not be deemed to be incorporated by reference into this Item 8.01.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits.

99.1	Notice of Proposed Settlement of Derivative Actions, dated as of October 10, 2018.

EXHIBIT INDEX

Number	Description

99.1	Notice of Proposed Settlement of Derivative Actions, dated as of October 10, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

/s/ Joseph J. LaRosa
Joseph J. LaRosa
Senior Vice President, General Counsel and Secretary

Date: October 12, 2018